                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                    STATE STREET RESEARCH MID-CAP GROWTH FUND
                   STATE STREET RESEARCH EMERGING GROWTH FUND
                        STATE STREET RESEARCH AURORA FUND

                  SERIES OF STATE STREET RESEARCH CAPITAL TRUST

                                FEBRUARY 1, 2003


     This Statement of Additional Information is divided into two sections. Section One contains information which is specific to each fund identified above. Section Two contains information which generally is shared by certain mutual funds of the State Street Research complex, including each fund specified above.

     The Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectuses of each fund dated February 1, 2003.

     Financial statements for each fund, as of and for the most recently completed fiscal year, are included in its Annual Report to Shareholders for that year. The financial statements include the Fund's accounting policies, Portfolio Holdings, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Report of Independent Accountants. The financial statements are hereby incorporated by reference from the Annual Reports listed below.

                                                                  EDGAR
ANNUAL REPORT                                FISCAL YEAR ENDED    ACCESSION NUMBER
-------------                                -----------------    ----------------
State Street Research Mid-Cap Growth Fund    September 30, 2002   0001145443-02-000851
State Street Research Emerging Growth Fund   September 30, 2002   0001145443-02-000851
State Street Research Aurora Fund            September 30, 2002   0001145443-02-000851

     Management's Discussion of Fund Performance for each Fund's latest fiscal year ended September 30, 2002, is also included in the Annual Reports as follows: Part I, page 2; Part II, pages 4-5.

     Each Fund's Prospectus and shareholder report may be obtained without charge from State Street Research Investment Services, Inc., One Financial Center, Boston Massachusetts 02111-2690, or by calling 1-87-SSR-FUNDS (1-877-773-8137).

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
SECTION I                                                                        I, 1-1

    1.  STATE STREET RESEARCH MID-CAP GROWTH FUND                                I, 1-1
        A.   The Fund                                                            I, 1-1
        B.   Investment Objective                                                I, 1-1
        C.   Fundamental and Nonfundamental Restrictions                         I, 1-1
        D.   Restricted Securities                                               I, 1-4
        E.   Foreign Investments                                                 I, 1-4
        F.   Industry Classifications                                            I, 1-4
        G.   The Board of Trustees, Officers and Fund Ownership                  I, 1-6
        H.   Principal Holders of Securities                                    I, 1-11
        I.   Trustee Compensation                                               I, 1-13
        J.   Investment Advisory Fee                                            I, 1-13
        K.   Portfolio Turnover                                                 I, 1-14
        L.   Brokerage Commissions                                              I, 1-14
        M.   Sales Charges on Shares                                            I, 1-15
        N.   Rule 12b-1 Fees                                                    I, 1-16
        O.   Performance                                                        I, 1-17

    2.  STATE STREET RESEARCH EMERGING GROWTH FUND                               I, 2-1
        A.   The Fund                                                            I, 2-1
        B.   Investment Objective                                                I, 2-1
        C.   Fundamental and Nonfundamental Restrictions                         I, 2-1
        D.   Restricted Securities                                               I, 2-4
        E.   Foreign Investments                                                 I, 2-4
        F.   Industry Classifications                                            I, 2-4
        G.   The Board of Trustees, Officers and Fund Ownership                  I, 2-6
        H.   Principal Holders of Securities                                    I, 2-11
        I.   Trustee Compensation                                               I, 2-13
        J.   Investment Advisory Fee                                            I, 2-14
        K.   Distributor's Payment of Fund Expenses                             I, 2-14
        L.   Portfolio Turnover                                                 I, 2-15
        M.   Brokerage Commissions                                              I, 2-15
        N.   Sales Charges on Shares                                            I, 2-16
        O.   Rule 12b-1 Fees                                                    I, 2-17
        P.   Performance                                                        I, 2-18

                                       (i)

    3.  STATE STREET RESEARCH AURORA FUND                                        I, 3-1
        A.   The Fund                                                            I, 3-1
        B.   Investment Objective                                                I, 3-1
        C.   Fundamental and Nonfundamental Restrictions                         I, 3-1
        D.   Restricted Securities                                               I, 3-4
        E.   Foreign Investments                                                 I, 3-4
        F.   Industry Classifications                                            I, 3-4
        G.   The Board of Trustees, Officers and Fund Ownership                  I, 3-6
        H.   Principal Holders of Securities                                    I, 3-11
        I.   Trustee Compensation                                               I, 3-14
        J.   Investment Advisory Fee                                            I, 3-15
        K.   Purchase and Redemption of Shares-Class S Shares                   I, 3-15
        L.   Portfolio Turnover                                                 I, 3-16
        M.   Brokerage Commissions                                              I, 3-16
        N.   Sales Charges on Shares                                            I, 3-17
        O.   Rule 12b-1 Fees                                                    I, 3-18
        P.   Performance                                                        I, 3-20

                                      (ii)

                                   DEFINITIONS

     Each of the following terms used in this Statement of Additional Information has the meaning set forth below.

"1940 ACT" means the Investment Company Act of 1940, as amended.

"DISTRIBUTOR" means State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690.

"INVESTMENT MANAGER" means State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690.

"METLIFE" means Metropolitan Life Insurance Company.

"NYSE" means the New York Stock Exchange, Inc.

"VOTE OF THE MAJORITY OF THE OUTSTANDING VOTING SECURITIES" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) of more than 50% of the outstanding voting securities, whichever is less.

                                      (iii)

I. STATE STREET RESEARCH MID-CAP GROWTH FUND

     The information in this part 1 of Section I relates only to State Street Research Mid-Cap Growth Fund (the "Mid-Cap Growth Fund" or the "Fund"). For information on other funds, see the Table of Contents.

     A.   THE FUND

     The Fund was organized in 1984 as a separate series of State Street Research Capital Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company, as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Mid-Cap Growth Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund.

     The Fund is "diversified" as that term is defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the outstanding voting securities of an issuer.

     B.   INVESTMENT OBJECTIVE

     The investment objective of State Street Research Mid-Cap Growth Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Mid-Cap Growth Fund's policy:

     (1) not to purchase the securities of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

                                     I, 1-1

     (2) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

     (4) not to make any investment in real property or real estate mortgage loans [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent the Fund purchases or sells other interests in real estate including securities which are secured by real estate, or securities of entities which own, invest or deal in real estate or real estate mortgage loans];

     (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

     (6)  not to issue senior securities;

     (7) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

     (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry; and

     (9) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its net assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's net assets. The Board of Trustees may authorize the borrowing of money only on an unsecured basis for the general purposes of the Fund and may authorize the issue therefor of notes or debentures of the Fund, but no money shall be borrowed by the Fund except pursuant

                                     I, 1-2
          to the authority of the Board of Trustees, and no borrowings by the Fund shall be authorized to an aggregate amount greater than ten percent, as noted, of the net assets of the Fund.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Mid-Cap Growth Fund's policy:

     (1) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

     (2) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (3) not to purchase securities on margin or make short sales of securities except for short sales "against the box"; for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the purchase of securities on margin;

     (4) not to engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options;

     (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the Securities and Exchange Commission or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

     (6) to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-cap stocks. In connection with any change in this policy, the Fund shall comply with the shareholder notice requirements set forth in Rule 35d-1 under the 1940 Act.

                                     I, 1-3

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total assets.

     F.   INDUSTRY CLASSIFICATIONS

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment-backed mortgages.

                                     I, 1-4

AUTOS & TRANSPORTATION
Air Transport
Auto Parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads
Recreational Vehicles & Boats
Tires & Rubber
Truckers

CONSUMER DISCRETIONARY
Advertising Agencies
Casino/Gambling, Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile & Apparel Manufacturers
Toys

CONSUMER STAPLES
Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts
Rental & Leasing Services: Commercial
Securities Brokerage & Services

HEALTH CARE
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

INTEGRATED OILS
Oil: Integrated Domestic
Oil: Integrated International

MATERIALS & PROCESSING
Agriculture
Building & Construction Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper and Forest Products
Real Estate & Construction
Steel
Textile Products

OTHER
Trust Certificates--Government Related
Lending
Asset-backed--Mortgages
Asset-backed--Credit Card Receivables
Miscellaneous
Multi-Sector Companies

OTHER ENERGY
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil and Gas Producers
Oil Well Equipment & Services

PRODUCER DURABLES
Aerospace
Electrical Equipment & Components
Electronics:  Industrial
Homebuilding
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

TECHNOLOGY
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-Conductors/Components
Miscellaneous Technology

UTILITIES
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

                                     I, 1-5

     G.   THE BOARD OF TRUSTEES, OFFICERS AND FUND OWNERSHIP

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Investment Manager and others who provide services to the Fund.

     The Audit Committee of the Board of Trustees held two meetings during the most recently completed fiscal year. The present members of the Audit Committee are Steve A. Garban, Dean O. Morton, Michael S. Scott Morton and James M. Storey. The duties of this Committee include meeting with representatives of the Trust's independent accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees held one meeting during the most recently completed fiscal year. The present members of the Governance Committee of the Board of Trustees are Steve A. Garban, Dean O. Morton, Toby Rosenblatt and Michael S. Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

     The Valuation Committee of the Board of Trustees did not meet during the most recently completed fiscal year. The present members of the Valuation Committee are Steve A. Garban and Michael S. Scott Morton. The duties of this Committee are: to establish broad policies respecting Fund investments in restricted securities and the valuation of securities; to approve the proposed acquisition of certain securities; and to approve the valuation method of investments for which reliable market valuations are not available to the Investment Manager. An internal valuation committee of the Investment Manager, which meets on a regular basis to discuss liquidity and valuation issues, is subject to oversight by the Valuation Committee. At each regularly scheduled meeting of the full Board any valuation methodology approved by the Valuation Committee is submitted for approval.

     The Trustees and principal officers of the Trust are identified below, together with biographical information.

                                     I, 1-6

                                                 TERM OF
                                                OFFICE AND                                NUMBER OF FUNDS IN           OTHER
                                POSITION(S)     LENGTH OF                                    FUND COMPLEX          DIRECTORSHIPS
        NAME, ADDRESS              HELD            TIME        PRINCIPAL OCCUPATIONS         OVERSEEN BY              HELD BY
         AND AGE(a)              WITH FUND      SERVED(b)       DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)      TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Bruce R. Bond (56)             Trustee        Since 1999      Retired; formerly                   24            Ceridian
                                                              Chairman of the Board,                            Corporation
                                                              Chief Executive Officer
                                                              and President,
                                                              PictureTel Corporation
                                                              (video conferencing
                                                              systems)

Steve A. Garban (65)           Trustee        Since 1997      Retired; formerly                   44            Metropolitan
                                                              Senior Vice President                             Series Fund,
                                                              for Finance and                                   Inc.(d)
                                                              Operations and
                                                              Treasurer, The
                                                              Pennsylvania State
                                                              University

Dean O. Morton (70)            Trustee        Since 1985      Retired; formerly                   44            The Clorox
                                                              Executive Vice                                    Company;
                                                              President, Chief                                  KLA-Tencor
                                                              Operating Officer and                             Corporation; BEA
                                                              Director,                                         Systems, Inc.;
                                                              Hewlett-Packard Company                           Cepheid; Pharsight
                                                              (computer manufacturer)                           Corporation; and
                                                                                                                Metropolitan
                                                                                                                Series Fund,
                                                                                                                Inc.(d)

Susan M. Phillips (57)         Trustee        Since 1998      Dean, School of                     24            None
                                                              Business and Public
                                                              Management, George
                                                              Washington University;
                                                              formerly a member of
                                                              the Board of Governors
                                                              of the Federal Reserve
                                                              System; and Chairman
                                                              and Commissioner of the
                                                              Commodity Futures
                                                              Trading Commission

Toby Rosenblatt (64)           Trustee        Since 1995      President, Founders                 44            A. P. PHARMA,
                                                              Investments Ltd.                                  Inc.; and
                                                              (investments); formerly                           Metropolitan
                                                              President, The Glen                               Series Fund,
                                                              Ellen Company (private                            Inc.(d)
                                                              investment firm)

Michael S. Scott Morton (65)   Trustee        Since 1987      Jay W. Forrester                    44            Metropolitan
                                                              Professor of                                      Series Fund,
                                                              Management, Sloan                                 Inc.(d)
                                                              School of Management,
                                                              Massachusetts Institute
                                                              of Technology

                                     I, 1-7

                                                 TERM OF
                                                OFFICE AND                                 NUMBER OF FUNDS             OTHER
                                POSITION(S)     LENGTH OF                                  IN FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS              HELD            TIME        PRINCIPAL OCCUPATIONS         OVERSEEN BY              HELD BY
         AND AGE(a)              WITH FUND      SERVED(b)       DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)      TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey (71)           Trustee        Since 2002      Attorney; formerly                  24            SEI Investments
                                                              Partner, Dechert (law                             Funds (consisting
                                                              firm)                                             of 104 portfolios);
                                                                                                                The Massachusetts
                                                                                                                Health & Education
                                                                                                                Tax-Exempt Trust

INTERESTED TRUSTEE

Richard S. Davis (56)          Trustee        Since 2000      Chairman of the Board,              24            None
                                                              President and Chief
                                                              Executive Officer of
                                                              State Street Research &
                                                              Management Company;
                                                              formerly Senior Vice
                                                              President, Fixed Income
                                                              Investments,
                                                              Metropolitan Life
                                                              Insurance Company; and
                                                              Managing Director, J.P.
                                                              Morgan Investment
                                                              Management

         OFFICERS

John F. Burbank (65)           Vice           Since 2001      Managing Director of                 3            None
                               President                      State Street Research &
                                                              Management Company;
                                                              formerly Senior Vice
                                                              President, State Street
                                                              Research & Management
                                                              Company

C. Kim Goodwin (43)            Vice           Since 2002      Managing Director and               24            None
                               President                      Chief Investment
                                                              Officer-Equities of
                                                              State Street Research &
                                                              Management Company;
                                                              formerly, Chief
                                                              Investment Officer-U.S.
                                                              Growth Equities,
                                                              American Century; and
                                                              Senior Vice President
                                                              and portfolio manager,
                                                              Putnam Investments

                                     I, 1-8

                                                 TERM OF
                                                OFFICE AND                                NUMBER OF FUNDS IN           OTHER
                                POSITION(S)     LENGTH OF                                    FUND COMPLEX          DIRECTORSHIPS
        NAME, ADDRESS              HELD            TIME        PRINCIPAL OCCUPATIONS         OVERSEEN BY              HELD BY
         AND AGE(a)              WITH FUND      SERVED(b)       DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)      TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Eileen M. Leary (40)           Vice           Since 2002      Senior Vice President of             3            None
                               President                      State Street Research &
                                                              Management Company;
                                                              formerly, Vice
                                                              President, State Street
                                                              Research & Management
                                                              Company

John S. Lombardo (47)          Vice           Since 2001      Managing Director, Chief            24            None
                               President                      Financial Officer and
                                                              Director of State Street
                                                              Research & Management
                                                              Company; formerly
                                                              Executive Vice
                                                              President, State Street
                                                              Research & Management
                                                              Company; and Senior Vice
                                                              President, Product and
                                                              Financial Management,
                                                              MetLife Auto & Home

Tucker Walsh (33)              Vice           Since 1999      Managing Director of                 3            None
                               President                      State Street Research &
                                                              Management Company;
                                                              formerly Vice President,
                                                              State Street Research &
                                                              Management

Douglas A. Romich (46)         Treasurer      Since 2001      Senior Vice President               24            None
                                                              and Treasurer of State
                                                              Street Research &
                                                              Management Company;
                                                              formerly Vice President
                                                              and Assistant Treasurer,
                                                              State Street Research &
                                                              Management Company

                                     I, 1-9

                                                TERM OF
                                               OFFICE AND                                 NUMBER OF FUNDS IN           OTHER
                               POSITION(S)     LENGTH OF                                     FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS              HELD            TIME         PRINCIPAL OCCUPATIONS         OVERSEEN BY              HELD BY
         AND AGE(a)             WITH FUND      SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)      TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McNamara, III (47)  Secretary      Since 1995      Managing Director,                  24            None
                                                              General Counsel and
                                                              Secretary of State
                                                              Street Research &
                                                              Management Company;
                                                              formerly Executive Vice
                                                              President of State
                                                              Street Research &
                                                              Management Company

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

                                     I, 1-10

FUND OWNERSHIP

     The table below contains information on the State Street Research Funds owned by the Trustees:

                                      DOLLAR RANGE OF
                                   EQUITY SECURITIES IN           AGGREGATE DOLLAR RANGE OF
                                   STATE STREET RESEARCH           EQUITY SECURITIES IN ALL
NAME OF TRUSTEE                   MID-CAP GROWTH FUND(a)        STATE STREET RESEARCH FUNDS(b)
                                  ----------------------       --------------------------------
Bruce R. Bond                        None                         None
Richard S. Davis                     Over $100,000                Over $100,000
Steve A. Garban                      $10,001 - $50,000            Over $100,000
Dean O. Morton                       Over $100,000                Over $100,000
Susan M. Phillips                    None                         Over $100,000
Toby Rosenblatt                      None                         Over $100,000
Michael S. Scott Morton              Over $100,000                Over $100,000
James M. Storey                      None                         None

(a)  The figure in this column is as of December 31, 2002.

(b) Includes ownership in all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is as of December 31, 2002.

     As of December 31, 2002, the Trustees and principal officers of State Street Research Capital Trust as a group owned approximately 4.9% of the Fund's outstanding Class S shares, and none of the Fund's Class A, Class B(1), Class B, Class C or Class S shares.

     H.   PRINCIPAL HOLDERS OF SECURITIES

OTHER PERSONS

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Mid-Cap Growth Fund's outstanding shares. All information is as of December 31, 2002.

                 SHAREHOLDER                                       %
                 -----------                                     ----
   Class B  Merrill Lynch                                        12.7
   Class C  Merrill Lynch                                        45.1
   Class S  Chase Manhattan, Trustee                             57.7
            MetLife Defined Contribution Group                    8.1
            G. F. Bennett                                        11.2

The full name and address of each of the above persons or entities are as follows:

                                     I, 1-11

   Merrill Lynch, Pierce, Fenner & Smith, Inc.(a)
   For the sole benefit of its customers
   4800 Deerlake Drive East
   Jacksonville, FL 32246

   Chase Manhattan Bank, N.A.(a)(b)
   Trustee for Pension Plans in MetLife Savings Plan Program Trust 4 New York Plaza
   New York, NY 10004

   MetLife Defined Contribution Group(a)
   4100 West Boy Scout Boulevard
   Tampa, FL 33607

   G. F. Bennett
   c/o State Street Research Service Center
   One Financial Center
   Boston, MA 02111

----------
(a) The Fund believes that the named record holder does not have beneficial ownership of such shares.
(b) Chase Manhattan Bank holds such shares as a trustee under certain employee benefit plans serviced by MetLife Securities, Inc.

     The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act, absent a determination to the contrary by the Securities and Exchange Commission. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of that Fund or class. For example, a person with such ownership could significantly affect the approval of a Rule 12b-1 plan proposal for a particular class.

                                     I, 1-12

     I.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Capital Trust were compensated as follows:

                                                                    TOTAL                 TOTAL COMPENSATION
                                                                COMPENSATION                FROM ALL STATE
                                      AGGREGATE                   FROM ALL               STREET RESEARCH FUNDS
                                    COMPENSATION                STATE STREET               AND METROPOLITAN
                             FROM STATE STREET RESEARCH        RESEARCH FUNDS              SERIES FUND, INC.
NAME OF TRUSTEE                MID-CAP GROWTH FUND(a)       PAID TO TRUSTEES(b)           PAID TO TRUSTEES(c)
---------------              --------------------------     -------------------          ---------------------
Bruce R. Bond                       $        3,114            $         77,500            $             77,500
Richard S. Davis                    $           --            $             --            $                 --
Steve A. Garban                     $        3,431            $         84,700            $            119,200
Dean O. Morton                      $        3,649            $         89,700            $            119,700
Susan M. Phillips                   $        3,114            $         77,500            $             77,500
Toby Rosenblatt                     $        3,223            $         79,900            $            108,900
Michael S. Scott Morton             $        3,649            $         89,700            $            119,700
James M. Storey                     $        1,817            $         69,400            $             69,400

----------
(a) For the Mid-Cap Growth Fund's fiscal year ended September 30, 2002. The Mid-Cap Growth Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is for the 12 months ended December 31, 2002.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers LLC, which has retained State Street Research & Management Company and other unrelated managers as sub-advisers to certain series of Metropolitan Series Fund, Inc. The figures indicated in this column include compensation relating to all series of Metropolitan Series Fund, Inc. including those sub-advised by State Street Research & Management Company and those sub-advised by unrelated managers. "Total Compensation From All State Street Research Funds and Metropolitan Series Fund, Inc." is for the 12 months ended December 31, 2002.

     For more information in the Trustees and officers of State Street Research Capital Trust, see Section II, C of this Statement of Additional Information.

     J.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Mid-Cap Growth Fund as determined at the close of regular trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading.

     The percentage rate is 0.75% of the first $500 million of average net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years were as follows:

                                     I, 1-13

                                                                            PAYMENTS FOR
                                                                          OTHER ASSISTANCE
                                                 ADVISORY FEES PAID         AND SERVICES
                                                 ------------------         ------------
     Fiscal year ended September 30, 2002        $        3,290,527        $       81,940
     Fiscal year ended September 30, 2001        $        5,179,334        $      121,066
     Fiscal year ended September 30, 2000        $        7,128,766        $            0

     For more information on the investment advisory arrangements, see
Section II, D of this Statement of Additional Information.

     K.   PORTFOLIO TURNOVER

     The Mid-Cap Growth Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Mid-Cap Growth Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

     The portfolio turnover rates for the last two fiscal years were as follows:

                                                        PORTFOLIO TURNOVER RATES
                                                        ------------------------
     Fiscal year ended September 30, 2002                        136.30%
     Fiscal year ended September 30, 2001                        123.50%

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

     L.   BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Mid-Cap Growth Fund in secondary trading during the last three fiscal years were as follows:

     Fiscal year ended September 30, 2002                   $   1,759,537
     Fiscal year ended September 30, 2001                   $   1,318,377
     Fiscal year ended September 30, 2000                   $   1,705,984

     During the fiscal year ended September 30, 2002, the Mid-Cap Growth Fund held approximately $338,000 and $146,000, respectively, of the securities of Lehman Brothers, Inc. and Investment Technology Group. Such entities may be deemed to be regular broker-dealers of the Mid-Cap Growth Fund, as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

                                     I, 1-14

     M.   SALES CHARGES ON SHARES

     Total sales charges on Class A shares paid to the Distributor, and the amounts retained by the Distributor after reallowance of concessions to dealers, for the past three fiscal years were as follows:

FRONT-END SALES CHARGES (CLASS A)

                                                                            RETAINED BY DISTRIBUTOR
                                                                            AFTER REALLOWANCE OF
                                                    TOTAL SALES CHARGES     CONCESSIONS TO DEALERS
                                                    -------------------     ----------------------
Fiscal year ended September 30, 2002                $        319,260        $    33,664
Fiscal year ended September 30, 2001                $        490,914        $    64,702
Fiscal year ended September 30, 2000                $        751,386        $   102,716

     For the past three fiscal years, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Trust and paid initial commissions to securities dealers for sales of such shares as follows:

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                       FISCAL YEAR ENDED                FISCAL YEAR ENDED                  FISCAL YEAR ENDED
                      SEPTEMBER 30, 2002               SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                    ----------------------           ----------------------             ----------------------
                 CONTINGENT       COMMISSIONS      CONTINGENT      COMMISSIONS         CONTINGENT     COMMISSIONS
                  DEFERRED          PAID TO         DEFERRED         PAID TO            DEFERRED        PAID TO
                SALES CHARGES       DEALERS       SALES CHARGES      DEALERS          SALES CHARGES     DEALERS
                -------------     -----------     -------------   -------------       -------------  -------------
Class A          $         0      $   285,596     $          0    $     427,245       $           0  $     648,669
Class B(1)       $    31,124      $   284,434     $     31,685    $     644,041       $      44,531  $     522,811
Class B          $     1,546      $       267     $     27,258    $           0       $     371,160  $       9,064
Class C          $        32      $     7,615     $         47    $      10,595       $         266  $       9,892

     For more information about sales charges, see Section II, J of this Statement of Additional Information.

                                     I, 1-15

     N.   RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

     During the fiscal year ended September 30, 2002, the Mid-Cap Growth Fund paid the fees under the Distribution Plans and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses.

                                     I, 1-16

                                                       CLASS A         CLASS B(1)            CLASS B        CLASS C
                                                       -------         ----------            -------        -------
Advertising                                       $     26,544        $    12,671       $          0    $     7,969

Printing and mailing of prospectuses to
  other than current shareholders                        4,576              2,191                  0          1,380

Compensation to dealers                                312,964            146,982            609,156         73,805

Compensation to sales personnel                        145,208             68,699                  0         42,951

Interest                                                     0                  0                  0              0

Carrying or other financing charges                          0                  0                  0              0

Other expenses: marketing; general                     121,508             57,485             10,882         35,437

Fees to offset carryforwards*                                0                  0             81,428              0
                                                  ------------        -----------       ------------    -----------

Total Fees                                        $    610,799        $   288,030       $    701,466    $   161,544
                                                  ============        ===========       ============    ===========

Unreimbursed expenses carried forward:

  Amount                                          $  1,319,309        $   703,988       $          0    $ 1,643,916
  % of net assets at year end                             0.91%              3.15%                 0%         15.21%

----------
* Net fees result from the timing of expenditures and are used against future expenses.

     For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

     O.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Mid-Cap Growth Fund.

     Performance data for a specified class includes periods prior to the adoption of class designations in 1993. At that time, new share class designations were assigned based on the pricing applicable to shares sold thereafter and higher Rule 12b-1 fees were imposed.

     Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.

                                     I, 1-17

STANDARD TOTAL RETURN

     The average annual total return ("standard total return") of each class of shares of the Mid-Cap Growth Fund was as follows:

                       TEN YEARS              FIVE YEARS                 ONE YEAR
                         ENDED                   ENDED                     ENDED
                  SEPTEMBER 30, 2002      SEPTEMBER 30, 2002        SEPTEMBER 30, 2002
                  ------------------      ------------------        ------------------
   Class A                4.55%                 -9.48%                   -24.64%
   Class B(1)             4.47%                 -9.13%                   -24.39%
   Class B                4.50%                 -9.19%                   -24.17%
   Class C                4.46%                 -9.08%                   -21.52%
   Class S                5.44%                 -8.18%                   -19.92%

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the Mid-Cap Growth Fund for the six months ended September 30, 2002, without taking sales charges into account, was as follows:

                             Class A                -28.55%
                             Class B(1)             -28.60%
                             Class B                -28.40%
                             Class C                -28.83%
                             Class S                -28.52%

     For more information about performance, see Section II, K of this Statement of Additional Information.

                                     I, 1-18

2.   STATE STREET RESEARCH EMERGING GROWTH FUND

     The information in this part 2 of Section I relates only to State Street Research Emerging Growth Fund (the "Emerging Growth Fund" or the "Fund"). For information on other funds, see the Table of Contents.

     A.   THE FUND

     The Fund was organized in 1993 as a separate series of State Street Research Capital Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company, as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Mid-Cap Growth Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund.

     The Fund is "diversified" as that term is defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer, or invest in more than 10% of the outstanding voting securities of an issuer.

     B.   INVESTMENT OBJECTIVE

     The investment objective of State Street Research Emerging Growth Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Emerging Growth Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Emerging Growth Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Emerging Growth Fund's total assets, cause

                                     I, 2-1
          more than 5% of the Emerging Growth Fund's total assets to be invested in the securities of such issuer, except in connection with investments in other investment companies to the extent permitted by law and regulatory authorities;

     (2) not to purchase a security of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Emerging Growth Fund, except in connection with investments in other investment companies to the extent permitted by law and regulatory authorities;

     (3)  not to issue senior securities;

     (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Emerging Growth Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities and (b) to the extent that, in connection with the disposition of the Emerging Growth Fund's securities, the Emerging Growth Fund may be deemed to be an underwriter under certain federal securities laws;

     (5) not to purchase or sell fee simple interests in real estate, although the Emerging Growth Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

     (6) not to invest in commodities or commodity contracts in excess of 10% of the Emerging Growth Fund's total assets, except that investments in currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;

     (7) not to make loans, except that the Emerging Growth Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (8) not to make any investment which would cause more than 25% of the value of the Emerging Growth Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or

                                     I, 2-2
          instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded]; and

     (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Emerging Growth Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

     (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box"; for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the purchase of securities on margin;

     (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets); and

     (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the Securities and Exchange Commission or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

                                     I, 2-3

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total assets

     F.   INDUSTRY CLASSIFICATIONS

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment-backed mortgages.

                                     I, 2-4

AUTOS & TRANSPORTATION
Air Transport
Auto Parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads
Recreational Vehicles & Boats
Tires & Rubber
Truckers

CONSUMER DISCRETIONARY
Advertising Agencies
Casino/Gambling, Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile & Apparel Manufacturers
Toys

CONSUMER STAPLES
Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts
Rental & Leasing Services: Commercial
Securities Brokerage & Services

HEALTH CARE
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

INTEGRATED OILS
Oil: Integrated Domestic
Oil: Integrated International

MATERIALS & PROCESSING
Agriculture
Building & Construction
Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper and Forest Products
Real Estate & Construction
Steel
Textile Products

OTHER
Trust Certificates--Government Related
Lending
Asset-backed--Mortgages
Asset-backed--Credit Card Receivables
Miscellaneous
Multi-Sector Companies

OTHER ENERGY
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil and Gas Producers
Oil Well Equipment & Services

PRODUCER DURABLES
Aerospace
Electrical Equipment & Components
Electronics: Industrial
Homebuilding
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

TECHNOLOGY
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-Conductors/Components
Miscellaneous Technology

UTILITIES
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

                                     I, 2-5

     G.   THE BOARD OF TRUSTEES, OFFICERS AND FUND OWNERSHIP

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Investment Manager and others who provide services to the Fund.

     The Audit Committee of the Board of Trustees held two meetings during the most recently completed fiscal year. The present members of the Audit Committee are Steve A. Garban, Dean O. Morton, Michael S. Scott Morton and James M. Storey. The duties of this Committee include meeting with representatives of the Trust's independent accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees held one meeting during the most recently completed fiscal year. The present members of the Governance Committee of the Board of Trustees are Steve A. Garban, Dean O. Morton, Toby Rosenblatt and Michael S. Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

     The Valuation Committee of the Board of Trustees did not meet during the most recently completed fiscal year. The present members of the Valuation Committee are Steve A. Garban and Michael S. Scott Morton. The duties of this Committee are: to establish broad policies respecting Fund investments in restricted securities and the valuation of securities; to approve the proposed acquisition of certain securities; and to approve the valuation method of investments for which reliable market valuations are not available to the Investment Manager. An internal valuation committee of the Investment Manager, which meets on a regular basis to discuss liquidity and valuation issues, is subject to oversight by the Valuation Committee. At each regularly scheduled meeting of the full Board any valuation methodology approved by the Valuation Committee is submitted for approval.

     The Trustees and principal officers of the Trust are identified below, together with biographical information.

                                     I, 2-6

                                              TERM OF
                                             OFFICE AND                                 NUMBER OF FUNDS IN          OTHER
                               POSITION(S)    LENGTH OF                                    FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS              HELD         TIME          PRINCIPAL OCCUPATIONS         OVERSEEN BY            HELD BY
         AND AGE(a)             WITH FUND     SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)    TRUSTEE/OFFICER
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Bruce R. Bond (56)            Trustee       Since 1999      Retired; formerly                    24          Ceridian Corporation
                                                            Chairman of the Board,
                                                            Chief Executive Officer
                                                            and President, PictureTel
                                                            Corporation (video
                                                            conferencing systems)

Steve A. Garban (65)          Trustee       Since 1997      Retired; formerly Senior             44          Metropolitan Series
                                                            Vice President for                               Fund, Inc.(d)
                                                            Finance and Operations
                                                            and Treasurer, The
                                                            Pennsylvania State
                                                            University

Dean O. Morton (70)           Trustee       Since 1985      Retired; formerly                    44          The Clorox Company;
                                                            Executive Vice President,                        KLA-Tencor
                                                            Chief Operating Officer                          Corporation;
                                                            and Director,                                    BEA Systems, Inc.;
                                                            Hewlett-Packard Company                          Cepheid; Pharsight
                                                            (computer manufacturer)                          Corporation; and
                                                                                                             Metropolitan Series
                                                                                                             Fund, Inc.(d)

Susan M. Phillips (57)        Trustee       Since 1998      Dean, School of Business             24          None
                                                            and Public Management,
                                                            George Washington
                                                            University; formerly a
                                                            member of the Board of
                                                            Governors of the Federal
                                                            Reserve System; and
                                                            Chairman and Commissioner
                                                            of the Commodity Futures
                                                            Trading Commission

Toby Rosenblatt (64)          Trustee       Since 1995      President, Founders                  44          A. P. PHARMA, Inc.;
                                                            Investments Ltd.                                 and Metropolitan
                                                            (investments); formerly                          Series Fund, Inc.(d)
                                                            President, The Glen Ellen
                                                            Company (private
                                                            investment firm)

Michael S. Scott Morton (65)  Trustee       Since 1987      Jay W. Forrester                     44          Metropolitan Series
                                                            Professor of Management,                         Fund, Inc.(d)
                                                            Sloan School of
                                                            Management, Massachusetts
                                                            Institute of Technology

                                     I, 2-7

                                              TERM OF
                                             OFFICE AND                                 NUMBER OF FUNDS IN          OTHER
                               POSITION(S)    LENGTH OF                                    FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS              HELD         TIME          PRINCIPAL OCCUPATIONS         OVERSEEN BY            HELD BY
         AND AGE(a)             WITH FUND     SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)    TRUSTEE/OFFICER
----------------------------------------------------------------------------------------------------------------------------------
James M. Storey (71)          Trustee       Since 2002      Attorney; formerly                   24          SEI Investments
                                                            Partner, Dechert (law                            Funds (consisting
                                                            firm)                                            of 104 portfolios);
                                                                                                             The Massachusetts
                                                                                                             Health & Education
                                                                                                             Tax-Exempt Trust

INTERESTED TRUSTEE

Richard S. Davis  (56)        Trustee       Since 2000      Chairman of the Board,               24          None
                                                            President and Chief
                                                            Executive Officer of
                                                            State Street Research &
                                                            Management Company;
                                                            formerly Senior Vice
                                                            President, Fixed Income
                                                            Investments, Metropolitan
                                                            Life Insurance Company;
                                                            and Managing Director,
                                                            J.P. Morgan Investment
                                                            Management

     OFFICERS

John F. Burbank (65)          Vice           Since 2001     Managing Director of                 3           None
                              President                     State Street Research &
                                                            Management Company;
                                                            formerly Senior Vice
                                                            President, State Street
                                                            Research & Management
                                                            Company

C. Kim Goodwin (43)           Vice           Since 2002     Managing Director and                24          None
                              President                     Chief Investment
                                                            Officer-Equities of
                                                            State Street Research &
                                                            Management Company;
                                                            formerly, Chief
                                                            Investment Officer-U.S.
                                                            Growth Equities,
                                                            American Century; and
                                                            Senior Vice President
                                                            and portfolio manager,
                                                            Putnam Investments

                                     I, 2-8

                                              TERM OF
                                             OFFICE AND                                 NUMBER OF FUNDS IN          OTHER
                               POSITION(S)    LENGTH OF                                    FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS              HELD         TIME          PRINCIPAL OCCUPATIONS         OVERSEEN BY            HELD BY
         AND AGE(a)             WITH FUND     SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)    TRUSTEE/OFFICER
----------------------------------------------------------------------------------------------------------------------------------
Eileen M. Leary (40)          Vice          Since 2002      Senior Vice President of             3           None
                              President                     State Street Research &
                                                            Management Company;
                                                            formerly, Vice President,
                                                            State Street Research &
                                                            Management Company

John S. Lombardo (47)         Vice          Since 2001      Managing Director, Chief             24          None
                              President                     Financial Officer and
                                                            Director of State Street
                                                            Research & Management
                                                            Company; formerly
                                                            Executive Vice President,
                                                            State Street Research &
                                                            Management Company; and
                                                            Senior Vice President,
                                                            Product and Financial
                                                            Management, MetLife Auto
                                                            & Home

Tucker Walsh (33)             Vice          Since 1999      Managing Director of                 3           None
                              President                     State Street Research &
                                                            Management Company;
                                                            formerly Vice President,
                                                            State Street Research &
                                                            Management

Douglas A. Romich (46)        Treasurer     Since 2001      Senior Vice President                24          None
                                                            and Treasurer of State
                                                            Street Research &
                                                            Management Company;
                                                            formerly Vice President
                                                            and Assistant Treasurer,
                                                            State Street Research &
                                                            Management Company

                                     I, 2-9

                                               TERM OF
                                              OFFICE AND                                 NUMBER OF FUNDS IN          OTHER
                                POSITION(S)    LENGTH OF                                    FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS               HELD         TIME          PRINCIPAL OCCUPATIONS         OVERSEEN BY            HELD BY
         AND AGE(a)              WITH FUND     SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)    TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Francis J. McNamara, III (47)  Secretary    Since 1995      Managing Director,                   24          None
                                                            General Counsel and
                                                            Secretary of State
                                                            Street Research &
                                                            Management Company;
                                                            formerly Executive Vice
                                                            President of State
                                                            Street Research &
                                                            Management Company

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

                                     I, 2-10

FUND OWNERSHIP

     The table below contains information on the State Street Research Funds owned by the Trustees:

                                     DOLLAR RANGE OF
                                  EQUITY SECURITIES IN                 AGGREGATE DOLLAR RANGE OF
                                  STATE STREET RESEARCH                 EQUITY SECURITIES IN ALL
NAME OF TRUSTEE                  EMERGING GROWTH FUND(a)             STATE STREET RESEARCH FUNDS(b)
                                 -----------------------            --------------------------------
Bruce R. Bond                       None                               None
Richard S. Davis                    Over $100,000                      Over $100,000
Steve A. Garban                     $10,001 - $50,000                  Over $100,000
Dean O. Morton                      None                               Over $100,000
Susan M. Phillips                   None                               Over $100,000
Toby Rosenblatt                     None                               Over $100,000
Michael S. Scott Morton             None                               Over $100,000
James M. Storey                     None                               None

(c)  The figure in this column is as of December 31, 2002.

(d) Includes ownership in all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is as of December 31, 2002.

     As of December 31, 2002, the Trustees and principal officers of State Street Research Capital Trust as a group owned less than 1% of the Fund's outstanding Class S shares, and none of the Fund's Class A, Class B(1), Class B, Class C or Class S shares.

     H.   PRINCIPAL HOLDERS OF SECURITIES

OTHER PERSONS

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Emerging Growth Fund's outstanding shares. All information is as of December 31, 2002.

                      SHAREHOLDER                       %
                      -----------                      ----
Class A               Merrill Lynch                     6.7
Class B               Merrill Lynch                     8.6
Class C               Merrill Lynch                    41.3
Class S               Chase Manhattan, Trustee         79.2

The full name and address of each of the above persons or entities are as follows:

                                     I, 2-11

Merrill Lynch, Pierce, Fenner & Smith, Inc.(a)
For the Sole Benefit of its Customers
4800 Deerlake Drive East
Jacksonville, FL 32246

Chase Manhattan Bank, NA(a)(b)
Trustee for Pension Plans in MetLife Savings Plan Program Trust
4 New York Plaza
New York, NY 10004

----------
(a) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by MetLife Securities, Inc.

     The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act, absent a determination to the contrary by the Securities and Exchange Commission. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of that Fund or class. For example, a person with such ownership could significantly affect the approval of a Rule 12b-1 plan proposal for a particular class.

                                     I, 2-12

     I.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Capital Trust were compensated as follows:

                                                                    TOTAL                 TOTAL COMPENSATION
                                                                COMPENSATION                FROM ALL STATE
                                      AGGREGATE                   FROM ALL              STREET RESEARCH FUNDS
                                    COMPENSATION                STATE STREET               AND METROPOLITAN
                             FROM STATE STREET RESEARCH        RESEARCH FUNDS             SERIES FUND, INC.
NAME OF TRUSTEE               EMERGING GROWTH FUND(a)       PAID TO TRUSTEES(b)          PAID TO TRUSTEES(c)
---------------              --------------------------     -------------------         ---------------------
Bruce R. Bond                       $        1,870            $         77,500            $            77,500
Richard S. Davis                    $           --            $             --            $                --
Steve A. Garban                     $        2,055            $         84,700            $           119,200
Dean O. Morton                      $        2,186            $         89,700            $           119,700
Susan M. Phillips                   $        1,870            $         77,500            $            77,500
Toby Rosenblatt                     $        1,932            $         79,900            $           108,900
Michael S. Scott Morton             $        2,186            $         89,700            $           119,700
James M. Storey                     $        1,165            $         69,400            $            69,400

---------------
(a) For the Emerging Growth Fund's fiscal year ended September 30, 2002. The Emerging Growth Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is for the 12 months ended December 31, 2002.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers LLC, which has retained State Street Research & Management Company and other unrelated managers as sub-advisers to certain series of Metropolitan Series Fund, Inc. The figures indicated in this column include compensation relating to all series of Metropolitan Series Fund, Inc. including those sub-advised by State Street Research & Management Company and those sub-advised by unrelated managers. "Total Compensation From All State Street Research Funds and Metropolitan Series Fund, Inc. Paid to Trustees" is for the 12 months ended December 31, 2002.

     For more information on the Trustees and officers of State Street Research Capital Trust, see Section II, C of this Statement of Additional Information.

     J.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Emerging Growth Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Emerging Growth Fund as determined at the close of regular trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Emerging Growth Fund.

                                     I, 2-13

     The annual advisory fee rate is 0.75%.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years were as follows:

                                                                             PAYMENTS FOR
                                                                           OTHER ASSISTANCE
                                                  ADVISORY FEES PAID         AND SERVICES
                                                  ------------------       ----------------
     Fiscal year ended September 30, 2002          $        817,708        $         75,300
     Fiscal year ended September 30, 2001          $        899,270        $        117,662
     Fiscal year ended September 30, 2000          $      1,073,782        $              0

     For more information on the investment advisory arrangements, see Section II, D of this Statement of Additional Information.

     K.   DISTRIBUTOR'S PAYMENT OF FUND EXPENSES

     The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees and expenses relating to the Fund. Fees waived and/or expenses assumed for the last three fiscal years were as follows:

                                                         FEES WAIVED
                                                           AND/OR
                                                      EXPENSES ASSUMED
                                                      ----------------
     Fiscal year ended September 30, 2002              $       618,767
     Fiscal year ended September 30, 2001              $       752,840
     Fiscal year ended September 30, 2000              $       320,829

     L.   PORTFOLIO TURNOVER

     The Emerging Growth Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Emerging Growth Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

     The portfolio turnover rates for the last two fiscal years were as follows:

                                                  PORTFOLIO TURNOVER RATES
                                                  ------------------------
     Fiscal year ended September 30, 2002                  167.69%
     Fiscal year ended September 30, 2001                  281.64%

                                     I, 2-14

     The Investment Manager believes that the portfolio turnover rate for the fiscal year ended September 30, 2002 was significantly lower than the rate for the prior year because economic conditions and their effect on small-cap stocks in the previous fiscal year had resulted in a higher than normal portfolio turnover rate for the fiscal year ended September 30, 2001.

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

     M.   BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Emerging Growth Fund in secondary trading during the last three fiscal years were as follows:

     Fiscal year ended September 30, 2002                  $     648,471
     Fiscal year ended September 30, 2001                  $     395,173
     Fiscal year ended September 30, 2000                  $     314,548

     During and at the end of its most recent fiscal year, the Emerging Growth Fund held the securities of no entity that might be deemed to be a regular broker-dealer of the Emerging Growth Fund, as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

     N.   SALES CHARGES ON SHARES

     Total sales charges on Class A shares paid to the Distributor and the amounts retained by the Distributor after reallowance of concessions to dealers, for the past three fiscal years were as follows:

FRONT-END SALES CHARGES (CLASS A)

                                                                    RETAINED BY DISTRIBUTOR
                                                                     AFTER REALLOWANCE OF
                                           TOTAL SALES CHARGES      CONCESSIONS TO DEALERS
                                           -------------------      -----------------------
Fiscal year ended September 30, 2002          $    154,994               $      23,756
Fiscal year ended September 30, 2001          $     88,579               $      11,148
Fiscal year ended September 30, 2000          $    301,093               $      38,748

     For the past three fiscal years the Distributor received contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Trust and paid initial commissions to securities dealers for sales of shares as follows:

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                                     I, 2-15

                      FISCAL YEAR ENDED                 FISCAL YEAR ENDED                 FISCAL YEAR ENDED
                     SEPTEMBER 30, 2002                SEPTEMBER 30, 2001                SEPTEMBER 30, 2000
              --------------------------------   -------------------------------    -----------------------------
                CONTINGENT        COMMISSIONS       CONTINGENT      COMMISSIONS       CONTINGENT     COMMISSIONS
                 DEFERRED           PAID TO          DEFERRED         PAID TO          DEFERRED        PAID TO
               SALES CHARGES        DEALERS        SALES CHARGES      DEALERS        SALES CHARGES     DEALERS
              ---------------   --------------   ---------------- --------------    --------------- -------------
Class A          $         0    $    131,238      $         0     $     77,431        $        0    $    262,345
Class B(1)       $    23,980    $    347,001      $    23,267     $    150,369        $   28,447    $    259,604
Class B          $    19,265    $          0      $    27,126     $        141        $  102,467    $      2,916
Class C          $       342    $     23,309      $        18     $      3,828        $    1,226    $     11,716

     For more information about sales charges, see Section II, J of this Statement of Additional Information.

     O.   RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan and none of the payments are returnable to the Fund.

     During the fiscal year ended September 30, 2002, the Emerging Growth Fund paid fees under the Distribution Plan and the fees were used as set forth below.

                                     I, 2-16

                                                 CLASS A          CLASS B(1)          CLASS B         CLASS C
                                                 -------          ----------          -------         -------
Advertising                                   $      8,872        $     7,961       $          0    $     4,125

Printing and mailing of prospectuses to
  other than current shareholders                    1,531              1,378                  0            715

Compensation to dealers                             36,966             62,097            151,644         17,754

Compensation to sales personnel                     48,364             43,040                  0         22,255

Interest                                                 0                  0                  0              0

Carrying or other financing charges                      0                  0                  0              0

Other expenses: marketing; general                  40,339             35,743              1,211         18,379

Fees to offset carryforwards*                            0                  0            199,706              0
                                              ------------        -----------       ------------    -----------

Total Fees                                    $    136,072        $   150,219       $    352,561    $    63,228
                                              ============        ===========       ============    ===========

Unreimbursed expenses carried forward:

  Amount                                      $    760,392        $   312,378       $    309,469    $ 1,184,334
  % of net assets at year end                         1.83%              2.35%              1.38%         20.44%

----------
* Net fees result from the timing of expenditures and are used against future expenses.

     The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

     For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

     P.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Emerging Growth Fund.

     Performance data for a specified class includes periods prior to the adoption of class designations in 1994. At that time, new share class designations were assigned based on the pricing applicable to shares sold thereafter and higher Rule 12b-1 fees were imposed.

     Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.

                                     I, 2-17

STANDARD TOTAL RETURN

     The average annual total return ("standard total return") of each class of shares of the Emerging Growth Fund was as follows:

                           COMMENCEMENT
                           OF OPERATIONS                     FIVE YEARS                       ONE YEAR
                       (OCTOBER 4, 1993) TO                     ENDED                           ENDED
                        SEPTEMBER 30, 2002               SEPTEMBER 30, 2002              SEPTEMBER 30, 2002
                       --------------------              ------------------              ------------------
    Class A                   4.10%                            -3.94%                          -11.34%
    Class B(1)                4.09%                            -3.69%                          -11.30%
    Class B                   4.11%                            -3.66%                          -11.19%
    Class C                   4.12%                            -3.41%                           -7.44%
    Class S                   5.11%                            -2.51%                           -5.82%

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the Emerging Growth Fund for the six months ended September 30, 2002, without taking sales charges into account, was as follows:

                         Class A             -24.09%
                         Class B(1)          -24.46%
                         Class B             -24.29%
                         Class C             -24.27%
                         Class S             -24.18%

     For more information about performance, see Section II, K of this Statement of Additional Information.

                                     I, 2-18

3.   STATE STREET RESEARCH AURORA FUND

     The information in this part 3 of Section I relates only to State Street Research Aurora Fund (the "Aurora Fund" or the "Fund"). For information on other funds, see the Table of Contents.

     A.   THE FUND

     The Fund was organized in 1995 as a separate series of State Street Research Capital Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company, as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Mid-Cap Growth Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund.

     The Fund is "diversified" as that term is defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the outstanding securities of an issuer.

     B.   INVESTMENT OBJECTIVE

     The investment objective of State Street Research Aurora Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Aurora Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Aurora Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

     The fundamental and nonfundamental policies of the Aurora Fund DO NOT apply to any matters involving the issuance of multiple classes of shares of the Fund or the creation or use of a structure allowing the Fund to invest substantially all its assets in a related collective investment vehicle for similar funds or allowing the Fund to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.

                                     I, 3-1

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Aurora Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Aurora Fund's total assets, cause more than 5% of the Aurora Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Aurora Fund;

     (2) not to issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under normal brokerage arrangements for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

     (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Aurora Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities and (b) to the extent that, in connection with the disposition of the Aurora Fund's securities, the Aurora Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

     (4) not to purchase fee simple interests in real estate unless acquired as a result of ownership of securities or other instruments, although the Aurora Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

     (5) not to invest in physical commodities or physical commodity contracts in excess of 10% of the Aurora Fund's total assets, except that investments in essentially financial items such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed investments in commodities or commodities contracts;

     (6) not to lend money; however, the Aurora Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

                                     I, 3-2

     (7) not to make any investment which would cause more than 25% of the value of the Aurora Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies may each be deemed in a separate industry, (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

     (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Aurora Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

     (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box"; for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin; and

     (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the Securities and Exchange Commission or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or

                                     I, 3-3
          distributions or in connection with a merger, consolidation or similar transaction or other exchange.

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 35% of its total assets.

     F.   INDUSTRY CLASSIFICATIONS

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment-backed mortgages.

                                     I, 3-4

AUTOS & TRANSPORTATION
Air Transport
Auto Parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads
Recreational Vehicles & Boats
Tires & Rubber
Truckers

CONSUMER DISCRETIONARY
Advertising Agencies
Casino/Gambling, Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes
Textile & Apparel Manufacturers
Toys

CONSUMER STAPLES
Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts
Rental & Leasing Services: Commercial
Securities Brokerage & Services

HEALTH CARE
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

INTEGRATED OILS
Oil: Integrated Domestic
Oil: Integrated International

MATERIALS & PROCESSING
Agriculture
Building & Construction
Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper and Forest Products
Real Estate & Construction
Steel
Textile Products

OTHER
Trust Certificates--Government Related
Lending
Asset-backed--Mortgages
Asset-backed--Credit Card Receivables
Miscellaneous
Multi-Sector Companies

OTHER ENERGY
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil and Gas Producers
Oil Well Equipment & Services

PRODUCER DURABLES
Aerospace
Electrical Equipment & Components
Electronics: Industrial
Homebuilding
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

TECHNOLOGY
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-Conductors/Components
Miscellaneous Technology

UTILITIES
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

                                     I, 3-5

     G.   THE BOARD OF TRUSTEES, OFFICERS AND FUND OWNERSHIP

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Investment Manager and others who provide services to the Fund.

     The Audit Committee of the Board of Trustees held two meetings during the most recently completed fiscal year. The present members of the Audit Committee are Steve A. Garban, Dean O. Morton, Michael S. Scott Morton and
James M. Storey. The duties of this Committee include meeting with representatives of the Trust's independent accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees held one meeting during the most recently completed fiscal year. The present members of the Governance Committee of the Board of Trustees are Steve A. Garban, Dean O. Morton, Toby Rosenblatt and Michael S. Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

     The Valuation Committee of the Board of Trustees did not meet during the most recently completed fiscal year. The present members of the Valuation Committee are Steve A. Garban and Michael S. Scott Morton. The duties of this Committee are: to establish broad policies respecting Fund investments in restricted securities and the valuation of securities; to approve the proposed acquisition of certain securities; and to approve the valuation method of investments for which reliable market valuations are not available to the Investment Manager. An internal valuation committee of the Investment Manager, which meets on a regular basis to discuss liquidity and valuation issues, is subject to oversight by the Valuation Committee. At each regularly scheduled meeting of the full Board any valuation methodology approved by the Valuation Committee is submitted for approval.

     THE TRUSTEES AND PRINCIPAL OFFICERS OF THE TRUST ARE IDENTIFIED BELOW, TOGETHER WITH BIOGRAPHICAL INFORMATION

                                     I, 3-6

                                               TERM OF
                                              OFFICE AND                                 NUMBER OF FUNDS IN          OTHER
                             POSITION(S)      LENGTH OF                                     FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS            HELD            TIME         PRINCIPAL OCCUPATIONS         OVERSEEN BY             HELD BY
         AND AGE(a)           WITH FUND       SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Bruce R. Bond (56)          Trustee         Since 1999      Retired; formerly                     24            Ceridian Corporation
                                                            Chairman of the Board,
                                                            Chief Executive Officer
                                                            and President, PictureTel
                                                            Corporation (video
                                                            conferencing systems)

Steve A. Garban (65)        Trustee         Since 1997      Retired; formerly Senior              44            Metropolitan Series
                                                            Vice President for                                  Fund, Inc.(d)
                                                            Finance and Operations
                                                            and Treasurer, The
                                                            Pennsylvania State
                                                            University

Dean O. Morton (70)         Trustee         Since 1985      Retired; formerly                     44            The Clorox Company;
                                                            Executive Vice President,                           KLA-Tencor
                                                            Chief Operating Officer                             Corporation;
                                                            and Director,                                       BEA Systems, Inc.;
                                                            Hewlett-Packard Company                             Cepheid; Pharsight
                                                            (computer manufacturer)                             Corporation; and
                                                                                                                Metropolitan Series
                                                                                                                Fund, Inc.(d)

Susan M. Phillips (57)      Trustee         Since 1998      Dean, School of Business              24            None
                                                            and Public Management,
                                                            George Washington
                                                            University; formerly a
                                                            member of the Board of
                                                            Governors of the Federal
                                                            Reserve System; and
                                                            Chairman and Commissioner
                                                            of the Commodity Futures
                                                            Trading Commission

Toby Rosenblatt (64)        Trustee         Since 1995      President, Founders                   44            A. P. PHARMA, Inc.;
                                                            Investments Ltd.                                    and Metropolitan
                                                            (investments); formerly                             Series Fund, Inc.(d)
                                                            President, The Glen Ellen
                                                            Company (private
                                                            investment firm)

Michael S. Scott Morton     Trustee         Since 1987      Jay W. Forrester                      44            Metropolitan Series
(65)                                                        Professor of Management,                            Fund, Inc.(d)
                                                            Sloan School of
                                                            Management, Massachusetts
                                                            Institute of Technology

                                     I, 3-7

                                               TERM OF
                                              OFFICE AND                                 NUMBER OF FUNDS IN          OTHER
                             POSITION(S)      LENGTH OF                                     FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS            HELD            TIME         PRINCIPAL OCCUPATIONS         OVERSEEN BY             HELD BY
         AND AGE(a)           WITH FUND       SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey (71)        Trustee         Since 2002      Attorney; formerly                    24            SEI Investments
                                                            Partner, Dechert (law                               Funds (consisting
                                                            firm)                                               of 104 portfolios);
                                                                                                                The Massachusetts
                                                                                                                Health & Education
                                                                                                                Tax-Exempt Trust

INTERESTED TRUSTEE

Richard S. Davis (56)       Trustee         Since 2000      Chairman of the Board,                24            None
                                                            President and Chief
                                                            Executive Officer of
                                                            State Street Research &
                                                            Management Company;
                                                            formerly Senior Vice
                                                            President, Fixed Income
                                                            Investments, Metropolitan
                                                            Life Insurance Company;
                                                            and Managing Director,
                                                            J.P. Morgan Investment
                                                            Management

         OFFICERS

John F. Burbank (65)        Vice            Since 2001      Managing Director of                   3            None
                            President                       State Street Research &
                                                            Management Company;
                                                            formerly Senior Vice
                                                            President, State Street
                                                            Research & Management
                                                            Company

C. Kim Goodwin (43)         Vice            Since 2002      Managing Director and                 24            None
                            President                       Chief Investment
                                                            Officer-Equities of
                                                            State Street Research &
                                                            Management Company;
                                                            formerly, Chief
                                                            Investment Officer-U.S.
                                                            Growth Equities,
                                                            American Century; and
                                                            Senior Vice President
                                                            and portfolio manager,
                                                            Putnam Investments

                                     I, 3-8

                                               TERM OF
                                              OFFICE AND                                 NUMBER OF FUNDS IN          OTHER
                             POSITION(S)      LENGTH OF                                     FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS            HELD            TIME         PRINCIPAL OCCUPATIONS         OVERSEEN BY             HELD BY
         AND AGE(a)           WITH FUND       SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Eileen M. Leary (40)        Vice           Since 2002       Senior Vice President of               3            None
                            President                       State Street Research &
                                                            Management Company;
                                                            formerly, Vice President,
                                                            State Street Research &
                                                            Management Company

John S. Lombardo (47)       Vice           Since 2001       Managing Director, Chief              24            None
                            President                       Financial Officer and
                                                            Director of State Street
                                                            Research & Management
                                                            Company; formerly
                                                            Executive Vice President,
                                                            State Street Research &
                                                            Management Company; and
                                                            Senior Vice President,
                                                            Product and Financial
                                                            Management, MetLife Auto &
                                                            Home

Tucker Walsh (33)           Vice           Since 1999       Managing Director of                   3            None
                            President                       State Street Research &
                                                            Management Company;
                                                            formerly Vice President,
                                                            State Street Research &
                                                            Management

Douglas A. Romich (46)      Treasurer      Since 2001       Senior Vice President                 24            None
                                                            and Treasurer of State
                                                            Street Research &
                                                            Management Company;
                                                            formerly Vice President
                                                            and Assistant Treasurer,
                                                            State Street Research &
                                                            Management Company

                                     I, 3-9

                                               TERM OF
                                              OFFICE AND                                 NUMBER OF FUNDS IN          OTHER
                             POSITION(S)      LENGTH OF                                     FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS            HELD            TIME         PRINCIPAL OCCUPATIONS         OVERSEEN BY             HELD BY
         AND AGE(a)           WITH FUND       SERVED(b)        DURING PAST 5 YEARS       TRUSTEE/OFFICER(c)     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McNamara, III    Secretary       Since 1995      Managing Director,                    24            None
(47)                                                        General Counsel and
                                                            Secretary of State
                                                            Street Research &
                                                            Management Company;
                                                            formerly Executive Vice
                                                            President of State
                                                            Street Research &
                                                            Management Company

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

                                     I, 3-10

FUND OWNERSHIP

     The table below contains information on the State Street Research Funds owned by the Trustees:

                                  DOLLAR RANGE OF
                                EQUITY SECURITIES IN        AGGREGATE DOLLAR RANGE OF EQUITY
                                STATE STREET RESEARCH              SECURITIES IN ALL
NAME OF TRUSTEE                     AURORA FUND(a)           STATE STREET RESEARCH FUNDS(b)
---------------                 ---------------------       ---------------------------------
Bruce R. Bond                     None                               None
Richard S. Davis                  Over $100,000                      Over $100,000
Steve A. Garban                   $10,001 - $50,000                  Over $100,000
Dean O. Morton                    Over $100,000                       Over $100,000
Susan M. Phillips                 $10,001 - $50,000                  Over $100,000
Toby Rosenblatt                   None                               Over $100,000
Michael S. Scott Morton           Over $100,000                      Over $100,000
James M. Storey                   None                               None

(a)  The figure in this column is as of December 31, 2002.

(b) Includes ownership in all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is as of December 31, 2002.

     As of December 31, 2002, the Trustees and principal officers of State Street Research Capital Trust as a group owned approximately 2.3% of the Fund's outstanding Class S shares, and none of the Fund's Class A, Class B(1), Class B, Class C or Class S shares.

     H.   PRINCIPAL HOLDERS OF SECURITIES

OTHER PERSONS

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Aurora Fund's outstanding shares. All information is as of December 31, 2002.

                                    SHAREHOLDER                                 %
                                    -----------                                 -
Class A                             Merrill Lynch                             23.2
                                    Charles Schwab                             6.6
                                    Prudential Securities                      5.2
Class B(1)                          Merrill Lynch                             20.9
Class B                             Merrill Lynch                             28.0
Class C                             Merrill Lynch                             38.2
Class S                             MetLife Defined Contribution Group         7.9

                                     I, 3-11

                                    Chase Manhattan Bank, NA                   7.9
                                    Fidelity Investments                      29.9
                                    Muggs & Co.                               11.2
                                    Bankers Trust Company                      9.6
                                    Bost & Co.                                 9.6

The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc.
For the Sole Benefit of its Customers
4800 Deerlake Drive East
Jacksonville, FL 32246

Charles Schwab & Co. Inc. Special Custody A/C
For the Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

Prudential Securities Inc.
Special Custody Account For The Exclusive Benefit of Customers
One New York Plaza
New York, NY 10004

MetLife Defined Contribution Group(a)
Two Montgomery Street
Jersey City, NJ 07302

Chase Manhattan Bank, NA(a)(b)
Trustee Pension Plans in MetLife Savings Plan Program Trust
770 Broadway
New York, NY 10003

Fidelity Investments(a)
Institutional Operations Co., Inc.
FBO certain employee benefit plans
100 Magellan Way
Covington, KY 41015

Muggs & Co.(a)
c/o Firstar Bank
P.O. Box 1787
Milwaukee, WI 53201

                                     I, 3-12

Bost & Co.
FBO Directed Account Plan
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230

----------
(a) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

(b) Chase Manhattan Bank, NA holds such shares as trustee under certain employee benefit plans serviced by MetLife Securities, Inc.

     The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act, absent a determination to the contrary by the Securities and Exchange Commission. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of that Fund or class. For example, a person with such ownership could significantly affect the approval of a Rule 12b-1 plan proposal for a particular class.

                                     I, 3-13

     I.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Capital Trust were compensated as follows:

                                                                    TOTAL                 TOTAL COMPENSATION
                                                                COMPENSATION                FROM ALL STATE
                                      AGGREGATE                   FROM ALL               STREET RESEARCH FUNDS
                                    COMPENSATION                STATE STREET               AND METROPOLITAN
                             FROM STATE STREET RESEARCH        RESEARCH FUNDS              SERIES FUND, INC.
NAME OF TRUSTEE                    AURORA FUND(a)           PAID TO TRUSTEES(b)           PAID TO TRUSTEES(c)
---------------              --------------------------     --------------------         --------------------
Bruce R. Bond                       $    12,568                 $      77,500                 $     77,500
Richard S. Davis                    $        --                 $          --                 $         --
Steve A. Garban                     $    13,764                 $      84,700                 $    119,200
Dean O. Morton                      $    14,636                 $      89,700                 $    119,700
Susan M. Phillips                   $    12,568                 $      77,500                 $     77,500
Toby Rosenblatt                     $    12,962                 $      79,900                 $    108,900
Michael S. Scott Morton             $    14,636                 $      89,700                 $    119,700
James M. Storey                     $     8,477                 $      69,400                 $     69,400

----------
(a) For the Aurora Fund's fiscal year ended September 30, 2002. The Aurora Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is for the 12 months ended December 31, 2002.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers LLC, which has retained State Street Research & Management Company and other unrelated managers as sub-advisers to certain series of Metropolitan Series Fund, Inc. The figures indicated in this column include compensation relating to all series of Metropolitan Series Fund, Inc. including those sub-advised by State Street Research & Management Company and those sub-advised by unrelated managers. "Total Compensation From All State Street Research Funds and Metropolitan Series Fund, Inc. Paid to Trustees" is for the 12 months ended December 31, 2002.

     For more information in the Trustees and officers of State Street Research Capital Trust, see Section II, C of this Statement of Additional Information.

                                     I, 3-14

     J.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Aurora Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Aurora Fund as determined at the close of regular trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Aurora Fund.

     The advisory fee rate is 0.85%.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years were as follows:

                                                                                            PAYMENTS FOR
                                                                                          OTHER ASSISTANCE
                                                               ADVISORY FEES PAID           AND SERVICES
                                                               ------------------        ------------------
Fiscal year ended September 30, 2002                            $     26,372,557         $          81,077
Fiscal year ended September 30, 2001                            $     17,283,510         $         125,746
Fiscal year ended September 30, 2000                            $      5,842,991         $               0

     For more information on the investment advisory arrangements, see Section II, D of this Statement of Additional Information.

     K.   PURCHASE AND REDEMPTION OF SHARES-CLASS S SHARES

     The first paragraph under the caption "Purchase and Redemption of Shares-Class S Shares" in Section II of this Statement of Additional Information is revised in its entirety to read as follows for the Aurora Fund:

          CLASS S SHARES. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by MetLife, its affiliates, or both for which Class S shares have been designated.

                                     I, 3-15

     L.   PORTFOLIO TURNOVER

     The Aurora Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Aurora Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

     The portfolio turnover rates for the last two fiscal years were as follows:

                                                     PORTFOLIO TURNOVER RATES
                                                     ------------------------
     Fiscal year ended September 30, 2002                     42.18%
     Fiscal year ended September 30, 2001                     26.40%

     The Investment Manager believes that the portfolio turnover rate for the fiscal year ended September 30, 2002 was significantly higher than the rate for the prior year because of trading undertaken to offset capital gains.

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

     M.   BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Aurora Fund in secondary trading during the last three fiscal years were as follows:

     Fiscal year ended September 30, 2002                    $   6,965,715
     Fiscal year ended September 30, 2001                    $   2,453,841
     Fiscal year ended September 30, 2000                    $   1,061,705

     During the fiscal year ended September 30, 2002, the Aurora Fund held approximately $2,633,000 of the securities Investment Technology Group. Such entity may be deemed to be a regular broker-dealer of the Aurora Fund, as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

                                     I, 3-16

     N.       SALES CHARGES ON SHARES

     Total sales charges on Class A shares paid to the Distributor and the amounts retained by the Distributor after reallowance of concessions to dealers, for the past three fiscal years were as follows:

FRONT-END SALES CHARGES (CLASS A)

                                                                                    RETAINED BY DISTRIBUTOR
                                                                                     AFTER REALLOWANCE OF
                                                       TOTAL SALES CHARGES          CONCESSIONS TO DEALERS
                                                       -------------------          -----------------------
Fiscal year ended September 30, 2002                     $     6,662,960                $   1,136,734
Fiscal year ended September 30, 2001                     $     6,820,099                $     920,949
Fiscal year ended September 30, 2000                     $     1,912,561                $     259,510

     For the past three fiscal years the Distributor received contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Trust and paid initial commissions to securities dealers for sales of such shares as follows:

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                  FISCAL YEAR ENDED                  FISCAL YEAR ENDED              FISCAL YEAR ENDED
                 SEPTEMBER 30, 2002                 SEPTEMBER 30, 2001              SEPTEMBER 30, 2000
             -----------------------------    -----------------------------    ----------------------------
              CONTINGENT      COMMISSIONS      CONTINGENT      COMMISSIONS      CONTINGENT     COMMISSIONS
               DEFERRED         PAID TO         DEFERRED         PAID TO         DEFERRED        PAID TO
             SALES CHARGES      DEALERS       SALES CHARGES      DEALERS       SALES CHARGES     DEALERS
             -------------   -------------    -------------   -------------    -------------  -------------
Class A      $           0   $ 5,526,226      $           0   $   5,889,150    $           0  $   1,653,051
Class B(1)   $     756,782   $ 5,926,057      $      63,638   $   9,178,330    $      63,638  $   1,917,417
Class B      $     118,096   $        53      $     339,107   $          13    $     339,107  $       7,540
Class C      $      64,122   $ 1,917,606      $       6,210   $   2,784,678    $       6,210  $     601,590

     For more information about sales charges, see Section II, J of this Statement of Additional Information.

                                     I, 3-17

     O.   RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shaareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

     During the fiscal year ended September 30, 2002, the Aurora Fund paid the fees under the Distribution Plans and the fees were used as set forth below.

                                     I, 3-18

                                                    CLASS A            CLASS B(1)         CLASS B         CLASS C
                                                  ------------        -----------       ------------     ----------
Advertising                                       $    332,649        $   130,493       $          0    $   155,517

Printing and mailing of prospectuses to
  other than current shareholders                       57,202             22,453                  0         26,755

Compensation to dealers                              1,651,237          2,655,701            887,035      3,313,251

Compensation to sales personnel                      1,832,875            717,773                  0        855,708

Interest                                                     0                  0                  0              0

Carrying or other financing charges                          0                  0                  0              0

Other expenses: marketing; general                   1,543,941            608,216                           719,900

Fees to offset carryforwards*                                0                  0                  0              0
                                                  ------------        -----------       ------------    -----------

Total Fees                                        $  5,417,905        $ 4,134,636       $    890,878    $ 5,071,131
                                                  ============        ===========       ============    ===========

Unreimbursed expenses carried forward:

  Amount                                          $ 20,132,086        $ 3,285,513       $          0    $ 6,098,907
  % of net assets at year end                             1.39%              0.96%                 0%          1.52%

----------
* Net fees result from the timing of expenditures and are used against future expenses.

     The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

     For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

                                     I, 3-19

     P.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Aurora Fund.

     Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.

STANDARD TOTAL RETURN

     The average annual total return ("standard total return") of each class of shares of the Aurora Fund was as follows:

                       COMMENCEMENT
                       OF OPERATIONS                     FIVE YEARS                       ONE YEAR
                  (FEBRUARY 13, 1995) TO                    ENDED                           ENDED
                    SEPTEMBER 30, 2002               SEPTEMBER 30, 2002              SEPTEMBER 30, 2002
                  ----------------------             ------------------              ------------------
     Class A              18.02%                            4.15%                         -13.14%
     Class B(1)           18.05%                            4.29%                         -13.08%
     Class B              18.15%                            4.42%                         -12.51%
     Class C              18.05%                            4.62%                          -9.46%
     Class S              19.33%                            5.79%                          -7.43%

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the Aurora Fund for the six months ended September 30, 2002, without taking sales charges into account, was as follows:

                         Class A                   -30.97%
                         Class B(1)                -31.22%
                         Class B                   -30.88%
                         Class C                   -31.23%
                         Class S                   -30.72%

     For more information about performance, see Section II, K of this Statement of Additional Information.

                                     I, 3-20

                       STATEMENT OF ADDITIONAL INFORMATION

                                   SECTION II

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
     A.   Additional Information Concerning Investment Restrictions,
          Certain Risks and Investment Techniques....................................II-1
     B.   Debt Instruments and Permitted Cash Investments...........................II-13
     C.   The Trusts, the Funds and Fund Shares.....................................II-23
     D.   Investment Advisory Services..............................................II-24
     E.   Purchase and Redemption of Shares.........................................II-26
     F.   Shareholder Accounts......................................................II-34
     G.   Net Asset Value...........................................................II-38
     H.   Portfolio Transactions....................................................II-39
     I.   Certain Tax Matters.......................................................II-43
     J.   Distribution of Fund Shares...............................................II-47
     K.   Calculation of Performance Data...........................................II-50
     L.   Custodian.................................................................II-55
     M.   Independent Accountants...................................................II-55
     N.   Financial Reports.........................................................II-56

     This Section II contains general information applicable to the fund(s) identified on the cover page of this Statement of Additional Information. (If more than one Fund is identified, each is referred to as "the Fund.")

     A. ADDITIONAL INFORMATION CONCERNING INVESTMENT RESTRICTIONS, CERTAIN RISKS AND INVESTMENT TECHNIQUES

     The Fund follows certain fundamental and nonfundamental investment restrictions. The fundamental and nonfundamental investment restrictions for the Fund identified on the cover page of this Statement of Additional Information are included in Section I of this Statement of Additional Information.

     In addition, the Fund may invest in the following instruments, use the following investment techniques or be exposed to the following investment risks. PLEASE NOTE THAT NOT ALL OF THE INSTRUMENTS, TECHNIQUES AND RISKS DESCRIBED IN THIS PART APPLY UNIFORMLY TO THE FUNDS IDENTIFIED ON THE COVER PAGE OF THIS STATEMENT OF ADDITIONAL INFORMATION. THE EXTENT TO WHICH A FUND MAY ENGAGE IN THE FOLLOWING PRACTICES DEPENDS ON ITS INVESTMENT STRATEGY AND ANY LIMITATIONS SET FORTH IN ITS PROSPECTUS OR IN PART I OF ITS STATEMENT OF ADDITIONAL INFORMATION. Some practices are more applicable to equity investments and would be used more by Funds with substantial equity portions. For example, American Depositary Receipts ("ADRs") generally involve the stocks of foreign issuers and are used more by Funds which invest in foreign securities. Similarly, some practices are more applicable to debt securities and would be used more in Funds with substantial debt positions, for example, techniques to manage the interest rate volatility of bonds. However, since the Fund generally reserves the flexibility to invest to some degree in ways which are outside their primary focus, it is possible for the Fund to engage in all the described practices.

DERIVATIVES

     The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Investment Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from
(i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS.

     Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund for the custodian to note as segregated on its books to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. If the Fund disposes of assets which have been noted as segregated, an equivalent amount of assets will be noted as segregated. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS.

     The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY.

     The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

SHORT SALES AGAINST THE BOX

     The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

SWAP ARRANGEMENTS

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the purchase by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

WHEN-ISSUED SECURITIES

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The custodian holding Fund assets will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

RESTRICTED OR ILLIQUID SECURITIES

     The Fund may invest in illiquid securities. Securities are illiquid if they cannot be resold in the ordinary course of business within seven business days at approximately the value at which they are carried on the Fund's books. Securities which have been registered with the SEC have historically been more liquid than unregistered securities, also known as restricted securities. Restricted securities may be liquid if there is a market for them. In recent years, restricted securities have become more liquid among institutions such as the Fund.

     Some restricted securities may be resold in accordance with Rule 144A under the Securities Act of 1933. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing. Restricted securities including those resellable under Rule 144A may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. The Trustees periodically monitor the liquidity determinations. Investments in restricted securities including those resellable under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of commercial or residential mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals.

     Mortgage-related securities also include stripped securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs.

     In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. When prepayments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

     In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.

ASSET-BACKED SECURITIES

     The Fund may invest in asset-backed securities, which are securities that represent interests in pools of assets such as consumer loans, credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the underlying assets and may be supported by letters of credit or similar guarantees of payment by a financial institution.

FOREIGN INVESTMENTS

     The Fund may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

     These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investment in more developed countries. Also, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

CURRENCY TRANSACTIONS

     The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

INDEXED SECURITIES

     The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

SECURITIES LENDING

     The Fund may receive a lending fee and may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

SHORT-TERM TRADING

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

TEMPORARY AND DEFENSIVE INVESTMENTS

     The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

     The Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange-traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange-traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices.

     B.   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

     The Fund may invest in long-term and short-term debt securities. Certain investment practices in which the Fund may engage, and certain debt securities and money market instruments in which the Fund may invest are described below.

MANAGING VOLATILITY

     In administering the Fund's investments, the Investment Manager attempts to manage the volatility of the Fund's portfolio of debt securities by managing the duration and weighted average maturity of those securities.

     Duration is an indicator of the expected volatility of a bond portfolio's net asset value in response to changes in interest rates. In calculating duration, the fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

     The Investment Manager may use several methods to manage the duration of the Fund's portfolio of debt securities in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's portfolio of debt securities, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

     Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's portfolio of debt securities, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more Fund price will vary in response to changes in interest rates.

U.S. GOVERNMENT AND RELATED SECURITIES

     U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     1. direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     2. obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     3. obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National

Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

FOREIGN GOVERNMENT DEBT

     The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. Each Fund may invest in foreign government securities of issuers considered stable by the Investment Manager, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

SUPRANATIONAL DEBT

     Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

SYNTHETIC NON-U.S. MONEY MARKET POSITIONS

     Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by
(i) purchasing a money market instrument denominated in U.S. dollars and
(ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

BANK MONEY INVESTMENTS

     Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

SHORT-TERM CORPORATE DEBT INSTRUMENTS

     Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

LOWER RATED DEBT SECURITIES

     The Fund may invest in debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include
(i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn; and (vii) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" and "--Rating Categories of Debt Securities," below.

ZERO AND STEP COUPON SECURITIES

     Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

MASTER LOAN PARTICIPATION AGREEMENTS

     The Fund may invest in loan participations. These investments represent interests in floating or variable rate loans to foreign countries, corporations and other entities. Loan participations will generally be acquired by the Fund from a lender, usually a bank or other similar financial services entity. The underlying loans may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London InterBank Offered Rate or other base rates used by commercial lenders.

     The Fund may invest in loans which are not secured by any collateral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. Interest and principal payments on these loan participations may be reduced, deferred, suspended or eliminated. While loan participations generally trade at par value, the fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit standing.

     The loan participations generally are not rated by nationally recognized statistical rating organizations. Participation interests generally are not listed on any national securities exchange and no regular market has developed for such interests. The loans may be subject to restrictions on resale and any secondary purchases and sales generally are conducted in private transactions.

     When acquiring a loan participation, the Fund will have a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal and interest only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participation. To the extent that a foreign borrower or lender is involved, the risks associated with foreign investments, as discussed above, also apply.

CERTAIN RATINGS CATEGORIES

COMMERCIAL PAPER RATINGS.

     Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

RATING CATEGORIES OF DEBT SECURITIES.

     Set forth below is a description of S&P corporate bond and debenture rating categories:

     AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

     A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

     BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

     Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

     CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

     D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

     Set forth below is a description of Moody's corporate bond and debenture rating categories:

     Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

SECURITIES RATINGS POLICIES.

     When securities are rated by one or more independent rating agencies, the Fund uses these ratings to determine credit quality. The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Also, the Fund may invest in debt securities that are unrated. If a security is unrated, the Fund may assign it to a given category based on its own credit research.

RATINGS DOWNGRADES.

     In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

     C.   THE TRUSTS, THE FUNDS AND FUND SHARES

     The Trustees of a Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of each Fund to be issued in multiple classes.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B(1), Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise in this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     Shareholder rights granted under the Master Trust Agreement may be modified, suspended or repealed, in whole or part, by the Trustees, except as provided by law or under the terms of the Master Trust Agreement. The Master Trust Agreement may not be amended by the Trustees if the amendment would (a) repeal the limitation on personal liability of any shareholder or Trustee, or repeal the prohibition of assessment upon shareholders, without the express consent of each shareholder or Trustee involved or (b) adversely modify any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under each Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of a Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, each Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     D.   INVESTMENT ADVISORY SERVICES

     Under the provisions of each Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

     The Investment Manager has overall responsibility for managing the investments of each Fund, subject to the authority of the Board of Trustees. Each Advisory Agreement provides that the Investment Manager shall furnish the applicable Funds with an investment program and investment administrative services as may be required from time to time. Under the Advisory Agreement, the Investment Manager also provides other assistance and services in connection with a number of business matters for a Fund, for example the registration of a Fund's shares, subject to reimbursement of related costs. The Investment Manager compensates all personnel and Trustees of each Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of MetLife.

     Each Advisory Agreement provides that it shall continue in effect with respect to a Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     In approving the continuation of each Advisory Agreement at a meeting of the Board of Trustees held on November 6, 2002, the Board considered a number of factors, including, but not limited to (1) the performance of the Fund, including a comparison of the performance of the Fund to the performance of other mutual funds with comparable investment objectives and appropriate indices; (2) the nature of the services provided by the Investment Manager to the Fund, including the depth and experience of the investment personnel that provide services to the Fund; (3) the allocation of resources of the Investment Manager to the Fund, including the compensation structure for investment personnel of the Investment Manager; (4) the expense ratios of the Fund and comparable funds; and (5) the current advisory fees of the Fund and comparable funds. In the course of the Board's deliberations, the Trustees in particular discussed some of the factors underlying the Fund's performance, including internal factors relating to the Investment Manager, and also referenced the meetings held the prior day among the Independent Trustees separately and together with management of the Investment Manager. In addition, representatives of the Investment Manager reviewed with the Trustees the Investment Manger's strategic plan, organizational structure and personnel matters at the Board meeting.

     After consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of the Fund, including the Trustees who are not "interested persons" of the Trust (within the meaning of the 1940 Act), approved the continuation of the Investment Advisory Agreement.

     Information about rates at which fees are calculated under the Advisory Agreement with respect to the Funds identified on the cover page of the Statement of Additional Information, as well as the fees paid to the Investment Manager in previous years, if applicable, is included in Section I of this Statement of Additional Information.

     The Fund, the Investment Manager, and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

     E.   PURCHASE AND REDEMPTION OF SHARES

     Shares of each Fund are distributed by State Street Research Investment Services, Inc., the Distributor. Class A, Class B(1), Class B, Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1), Class B and Class C shares). Class B shares are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

     PUBLIC OFFERING PRICE. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE, but not later than 4 p.m. eastern time, on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a broker-dealer, that broker-dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a broker-dealer's failure to transmit an order promptly is a matter for settlement between the investor and the broker-dealer. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

     ALTERNATIVE PURCHASE PROGRAM. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

     As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:

                           CLASS A            CLASS B(1)           CLASS B             CLASS C            CLASS S
                           --------------------------------------------------------------------------------------------
  SALES CHARGES PAID BY    Initial sales      Contingent           Contingent          Contingent         None
  INVESTOR TO DISTRIBUTOR  charge at time     deferred sales       deferred sales      deferred sales
                           of investment of   charge of 5% to 1%   charge of 5% to     charge of 1%
                           up to 5.75%*       applies to any       2% applies to any   applies to any
                           depending on       shares redeemed      shares redeemed     shares
                           amount of          within first six     within              redeemed

                           investment         years following      first five years    within one year
                                              their purchase; no   following their     following their
                                              contingent           purchase; no        purchase
                                              deferred sales       contingent
                                              charge after six     deferred sales
                                              years                charge after five
                                                                   years

                           On investments of
                           $1 million or
                           more, no initial
                           sales charge; but
                           contingent
                           deferred sales
                           charge of up to
                           1% may apply to
                           any shares
                           redeemed within
                           one year
                           following their
                           purchase

  INITIAL COMMISSION       Above described    4%                   4%                  1%                 None
  PAID BY DISTRIBUTOR TO   initial sales
  FINANCIAL *PROFESSIONAL  charge less
                           0.25% to 0.75%
                           retained by
                           distributor

                           On investments
                           of $1 million or
                           more, 0.25% to
                           1% paid to
                           dealer by
                           Distributor

  RULE 12b-1 SERVICE FEE

  PAID BY FUND TO
  DISTRIBUTOR              0.25% each year    0.25% each year      0.25% each year     0.25% each year    None

  PAID BY DISTRIBUTOR TO   0.25% each year    0.25% each year      0.25% each year     0.25% each year    None
  FINANCIAL PROFESSIONAL                      commencing after     commencing after    commencing after
                                              one year following   one year            one year
                                              purchase             following purchase  following
                                                                                       purchase

  RULE 12b-1
  DISTRIBUTION FEE

  PAID BY FUND TO          Up to 0.15% each   0.75% for first      0.75% for first     0.75% each year    None
  DISTRIBUTOR              year               eight years; Class   eight years;
                                              B(1) shares          Class B shares
                                              convert              convert
                                              automatically to     automatically to
                                              Class A shares       Class A shares
                                              after eight years    after eight years

  PAID BY DISTRIBUTOR TO   Up to 0.15% each   None                 None                0.75% each year    None
  FINANCIAL PROFESSIONAL   year                                                        commencing after
                                                                                       one year
                                                                                       following
                                                                                       purchase

----------
* or up to 4.50% for State Street Research Government Income Fund, State Street Research High Income Fund, State Street Research Strategic Income Fund and State Street Research Tax-Exempt Fund.

     During a special offering period commencing February 1, 2003 through April 30, 2003 (the "Sales Period"), State Street Research Investment Services, Inc., which serves as the principal underwriter of the State Street Research Funds (the "Funds"), will increase the dealer allowance applicable to Class A, Class B(1) and Class C shares of the Funds by 10% on purchases by customers of MetLife Securities, Inc., New England Securities Corporation, Nathan & Lewis Securities, Inc., and Walnut Street Securities, Inc.

     CLASS A SHARES--REDUCED SALES CHARGES. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     OTHER PROGRAMS RELATED TO CLASS A SHARES. Class A shares of the Fund may be sold, or issued in an exchange, at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements for designated classes of investors. These arrangements include programs sponsored by the Distributor or others under which, for example, a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants to purchase Fund shares. (These arrangements are not available to any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge.) Sponsored arrangements may be established for non-profit organizations, holders of individual retirement accounts or participants in limited promotional campaigns, such as a special offering to shareholders of funds in other complexes that may be liquidating. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     The entire sales charge on Class A shares may be reallowed to financial professionals who sell shares during certain special promotional periods which may be instituted from time to time. The Fund reserves the right to have such promotions without further supplement to the Prospectus or Statement of Additional Information. The financial professionals who receive the entire sales charge may be deemed to be underwriters of the Fund's shares under the Securities Act of 1933 during such promotions.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them; and (D) others who because of their business relationship with the Fund, the Distributor or its affiliates, and because of their knowledge of the Fund, do not require any significant sales effort or expense to educate them about the Fund. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups and any other matters, as may be adopted by the Distributor from time to time.

     CONVERSION OF CLASS B(1) AND CLASS B SHARES TO CLASS A SHARES. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B(1) or Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B(1) or Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

     CONTINGENT DEFERRED SALES CHARGES. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after their purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     CONTINGENT DEFERRED SALES CHARGE WAIVERS. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant-initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The contingent deferred sales charge may also be waived on Class A shares under certain exchange arrangements for selected brokers with substantial asset allocation programs. The Fund may waive the contingent deferred sales charge on any class, or modify or terminate any waivers, at any time. The Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria. No contingent deferred sales charges apply to shares held by MetLife, the Investment Manager or the Distributor.

     CLASS S SHARES. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans and endowment funds of nonprofit organizations which meet criteria relating to asset size or aggregate investment in the Fund, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by MetLife, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. For information on different conditions that may apply to certain Funds, see Section I for the relevant Fund.

     Class S shares are made available to (a) current and former employees, officers and directors of the Investment Manager and Distributor; (b) current and former directors or trustees of the investment companies for which the Investment Manager serves as the primary investment adviser; and (c) relatives of any such individuals, provided that the relationship is directly verified by such individuals to the Distributor, and any beneficial account for such relatives or individuals. Class A shares acquired by such individuals and relatives may, in the discretion of the Distributor, be converted into Class S shares. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     REORGANIZATIONS. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     IN-KIND PURCHASE OPTION. In the discretion of the Investment Manager, shares of the Fund may be offered for purchase partly or entirely in exchange for securities. This option is available only in very limited circumstances. The Investment Manager will not approve the acceptance of any securities in exchange for Fund shares unless it believes the securities are appropriate investments for the Fund.

     REDEMPTIONS. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     REQUEST TO DEALER TO REPURCHASE. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from broker-dealers by wire or telephone for the repurchase of shares by the Distributor from the broker-dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the broker-dealer to the Distributor. The broker-dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

     SIGNATURE GUARANTEES. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) if checkwriting is available for the account, authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     DISHONORED CHECKS. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     PROCESSING CHARGES. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

     F.   SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

     MAINTENANCE FEES AND INVOLUNTARY REDEMPTION. BECAUSE OF THE RELATIVELY HIGH COST OF MAINTAINING SMALL SHAREHOLDER ACCOUNTS, THE FUND RESERVES THE RIGHT TO REDEEM AT ITS OPTION ANY SHAREHOLDER ACCOUNT WHICH REMAINS BELOW $1,500 FOR A PERIOD OF 60 DAYS AFTER NOTICE IS MAILED TO THE APPLICABLE SHAREHOLDER, OR TO IMPOSE A MAINTENANCE FEE ON SUCH ACCOUNT AFTER 60 DAYS' NOTICE. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. CURRENTLY, THE MAINTENANCE FEE IS $18 ANNUALLY, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     THE OPEN ACCOUNT SYSTEM. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Share certificates will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b)  All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     EXCHANGE PRIVILEGES. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone and Internet privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone and Internet Requests" in the Fund's Prospectus and "--Telephone and Internet Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     THE EXCHANGE PRIVILEGE IS NOT DESIGNED FOR USE IN CONNECTION WITH SHORT-TERM TRADING OR MARKET TIMING STRATEGIES. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may also be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     REINVESTMENT PRIVILEGE. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     DIVIDEND ALLOCATION PLAN. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     TELEPHONE AND INTERNET PRIVILEGES. The following privileges are available:

     -    TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE
          - Shareholders automatically receive this privilege unless declined.
          - This privilege allows a shareholder or any person claiming to act as the shareholder's representative to request exchanges into other State Street Research funds or make redemptions.

     -    INTERNET PRIVILEGE FOR SHAREHOLDER
          - Shareholders may access the Fund's web site to enter transactions and for other purposes, subject to acceptance of the important conditions set forth on the web site.

     A shareholder with the above privileges is deemed to authorize the Fund's agents to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; (2) act upon the Internet instructions of any person purporting to be any of the shareholders of an account; and (3) honor any telephone or Internet instructions for a change of address. All telephone calls will be recorded. Neither the Fund, any other State Street Research Fund, the Investment Manager, the Distributor, nor any of their agents will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone or Internet requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone or Internet are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     ALTERNATIVE MEANS OF CONTACTING A FUND. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-877-773-8637, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

     G.   NET ASSET VALUE

     The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the NYSE, but not later than 4 P.M. eastern time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services, methodologies or procedures as may be deemed appropriate. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where use of other methods as discussed in part below, could otherwise have a material adverse effect on the Fund as a whole.

     In determining the values of portfolio assets as provided above, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

     H.   PORTFOLIO TRANSACTIONS

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

BROKERAGE ALLOCATION

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business. The Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager seeks to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

     In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

     In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may request that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Investment Manager is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

     When the Investment Manager is seeking to buy or sell the same security on behalf of more than one client, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time.

     In addition, when the Investment Manager is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Investment Manager believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Investment Manager may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable overall execution (including transactions costs) relative to other clients.

     The Investment Manager has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.

     Subject to the policy of seeking best overall price and execution as stated above, sales of shares of investment companies under the Investment Manager's management may be considered by the Investment Manager in the selection of broker or dealer firms to execute portfolio transactions for investment companies under its management.

     Information about portfolio turnover rates and certain brokerage commissions paid by the Fund identified on the cover page of this Statement of Additional Information is included in Section I of this Statement of Additional Information.

     I.   CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF THE FUND--IN GENERAL

     The following discussion of United States federal income tax consequences is a summary provided for general information only. This discussion does not address state or local tax consequences. This discussion is based on federal income tax laws, regulations and rulings in effect on the date of this Statement of Additional Information, all of which are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. Further, the tax consequences discussed below may effect shareholders differently depending on their particular tax situations unrelated to their investments in the Fund. Therefore, the shareholders are urged to consult their own tax advisors regarding the federal, state, local and foreign tax consequences to them of their investment in the Fund.

     The Fund intends to qualify and has elected to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to be so treated. In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as if it were gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the excise tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31 of such calendar year, in addition to any undistributed portion of the respective balances from the prior year. For purposes of calculating the amount distributed, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     ORIGINAL ISSUE DISCOUNT; MARKET DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount. Because the Fund must include original issue discount in income currently, holding securities having original issue discount will make it more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above. The Fund may be required to liquidate investments at a time when it is not advantageous to do so in order to meet its distribution requirements.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for the purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as partially short-term and partially long-term gain or loss, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, options on stock indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

     Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

     If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), the income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Alternatively, if the stock of a PFIC is marketable, the Fund may elect to mark the stock of the PFIC to market annually, and to recognize gain or loss on the appreciation or depreciation in the stock. Any gain so recognized would be treated as ordinary income, and a loss would be recognized and treated as an ordinary deduction to the extent of any prior, unreversed amounts of gain recognized with respect to that stock. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income is from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment capital upon distribution which will nevertheless be taxable to them.

     The Fund may be subject to foreign taxes, including foreign income taxes. If more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations and it meets the distribution requirements for the year, then the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, (i) be required to include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, and treat that share of taxes as having been paid directly by him or her, and (ii) may either deduct such share of taxes or treat such share of taxes as a credit against United State income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

     Although a credit for foreign taxes is generally more beneficial than a deduction for foreign taxes because the credit reduces U.S. taxes dollar-for-dollar, a credit for foreign taxes generally may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income (unless the shareholder is an individual whose total creditable foreign taxes are not more than $300, or $600 for married individuals filing jointly, and certain other conditions are satisfied). This limitation applies separately to different categories of income, one of which is a foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. In addition, holding period requirements apply so that, generally, the shareholder will be unable to take a tax credit for any foreign withholding tax on a dividend payment unless (a) the Fund held the stock in the foreign corporation for more than 15 days during the 30-day period beginning on the date that the stock becomes ex-dividend with respect to the dividend on which the withholding tax is paid and (b) the shareholder held his or her shares in the Fund during the same period. In the case of certain preference dividends on foreign stock, the 15-day and 30-day periods are extended to 45 days and 90 days, respectively. Shareholders also will be unable to claim a credit for foreign withholding taxes on dividends if the Fund has entered into certain hedging transactions with respect to the stock of the foreign corporation. Shareholders may take a deduction to the extent of any tax credits disallowed under the holding period and hedging rules. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax returns, including information about withholding taxes for which a tax credit could be denied to the Fund under the holding period and hedging rules described above.

     The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under applicable treaty) on distributions from the Fund.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

     J.   DISTRIBUTION OF FUND SHARES

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through broker-dealers who have entered into sales agreements with the Distributor. The Fund has authorized certain broker-dealers to receive on its behalf purchase and redemption orders, and such broker-dealers are authorized to designate other intermediaries to receive orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when such broker-dealer, or, if applicable, the broker-dealer's designee, receives the order. In such case, orders will be priced at the Fund's net asset value next computed after the orders are received by an authorized broker-dealer or its designee. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to broker-dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale, among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission may also be paid to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of up to 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

PLAN(S) OF DISTRIBUTION PURSUANT TO RULE 12b-1

     The Fund may have one or more Distribution Plans under Rule 12b-1, as set forth in Section I of this Statement of Additional Information for the Fund. Under the Fund's Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) the payment of commissions to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions to securities dealers (which securities dealers may be affiliates of the Distributor), (2) expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and (3) expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others for the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Distribution Plans authorize the Distributor and the Investment Manager to make payments out of management fees, general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act. Payments by the Fund under the Distribution Plan may be discontinued at any time. The Distributor may also voluntarily waive receipt of payments from the Fund from time to time.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures. Dealers who have sold Class A shares are eligible for ongoing payments commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for ongoing payments after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting and for distribution through mutual fund supermarkets or similar arrangements.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plans. The Distributor's interest in the Distribution Plans is described above.

     K.   CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

AVERAGE ANNUAL TOTAL RETURN

     The average annual total return ("Average Annual Total Return") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return is computed separately for each class by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                      n
                                 P(1+T) = ERV

Where:         P       =    a hypothetical initial payment of $1,000

               T       =    average annual total return

               n       =    number of years

               ERV     =    ending redeemable value at the end of the designated
                            period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     The average annual total return (after taxes on distributions) ("Average Annual Total Return (After Taxes on Distributions)") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return (After Taxes on Distributions) is computed separately for each class by determining the average annual compounded rates of return over the designated periods, that, if applied to the initial amount invested, would produce the ending value in accordance with the following formula:

                                      n
                                 P(1+T) = ATV
                                              D

Where:         P       =    a hypothetical initial payment of $1,000

               T       =    average annual total return (after taxes on
                            distributions)

               n       =    number of years

               ATV     =    ending value at the end of the designated period
                   D        assuming a hypothetical $1,000 payment made at the
                            beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the periods. The applicable taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. Ordinary income dividends and capital gains distributions are generally taxed at different rates. Applicable tax rates may change in the future. All applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. All potential tax liabilities other than federal tax liabilities, such as state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels and the impact of the federal alternative minimum tax are disregarded. All accrued expenses and recurring charges are also taken into account as described later herein. In addition, for purposes of this calculation, redemptions are treated as having no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     The average annual total return (after taxes on distributions and redemption) ("Average Annual Total Return (After Taxes on Distributions and Redemption)") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed separately for each class of the Fund by determining the average annual compounded rates of return over the designated periods, that, if applied to the initial amount invested, would produce the ending value in accordance with the following formula:

                                      n
                                 P(1+T) = ATV
                                             DR

Where:         P       =    a hypothetical initial payment of $1,000

               T       =    average annual total return (after taxes on
                            distributions and redemption)

               n       =    number of years

               ATV     =    ending value at the end of the designated period
                  DR        assuming a hypothetical $1,000 payment made at the
                            beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the periods. The applicable taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. Ordinary income dividends and capital gains distributions are generally taxed at different rates. All applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. All potential tax liabilities other then federal tax liabilities, such as state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels and the impact of the federal alternative minimum tax are disregarded. All accrued expenses and recurring charges are also taken into account as described later herein.

     In addition, it is further assumed that a complete redemption occurs at the end of the respective periods, that all nonrecurring charges are deducted at the end of such periods, and that capital gains taxes resulting from redemptions are subtracted from the ending value and the tax benefit from capital losses resulting from redemptions are added to the ending value. The amount and character of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund assumes that shares acquired through reinvestment of distributions have a holding period beginning on the day after the reinvestment date. Further, capital gain taxes (or the benefit from tax losses) are calculated using the highest applicable federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains to offset any capital losses from the redemption so that capital losses may be deducted in full.

     All applicable tax rates may change in the future.

YIELD

     Yield for each class of the Fund's shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                            a-b     6
                YIELD = 2[(----- + 1) -1]
                            cd
Where     a=   dividends and interest earned during the period

          b= expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

          c= the average daily number of shares outstanding during the period that were entitled to receive dividends

          d= the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes the maximum applicable sales charge.

     All accrued expenses are taken into account as described later herein.

     Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

ACCRUED EXPENSES AND RECURRING CHARGES

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The Average Annual Total Return, Average Annual Total Return (After Taxes on Distributions), Average Annual Total Return (After Taxes on Distributions and Redemption) and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include fees or expenses assumed or subsidized by affiliates during the subject period. Subsidization can include the Investment Manager's waiver of a portion of its advisory fee, the Distributor's waiver of a portion of its Rule 12b-1 fee, or the assumption of a portion of the Fund's expenses by either of them or their affiliates. In the absence of such subsidization, the performance of the Fund would have been lower.

OTHER HISTORICAL MEASURES OF PERFORMANCE

     The Fund may provide the above described Average Annual Total Return,
Average

Annual Total Return (After Taxes on Distributions) and Average Annual Total Return (After Taxes on Distributions and Redemption) results for each class of shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before (or the commencement of the Fund's operations, whichever is earlier). In addition, the Fund may provide other historical measures of performance for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such other historical measures of performance may be computed as otherwise described above except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

DISTRIBUTION RATES

     The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     L.   CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for Fund assets. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

     M.   INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trusts' independent accountants, providing professional services including (1) audits of each Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of each Fund.

     N.   FINANCIAL REPORTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.